Exhibit 10.1

Second Amendment TO MASTER REPURCHASE agreement

This SECOND AMENDMENT TO MASTER REPURCHASE AGREEMENT, dated January 14, 2026 (this “Amendment”), is entered into by and between ATLAS SECURITIZED PRODUCTS INVESTMENTS 2, L.P., a Delaware limited partnership (together with its successors and assigns, “Administrative Agent” and the “Existing Buyer”), ATLAS SECURITIZED PRODUCTS FUNDING 1, L.P., a Delaware limited partnership, as a buyer (together with its successors and assigns, a “Joining Buyer”), ATLAS SECURITIZED PRODUCTS FUNDING 2, L.P., a Delaware limited partnership, as a buyer (together with its successors and assigns, a “Joining Buyer”), ATLAS SECURITIZED PRODUCTS FUNDING 3, L.P., a Delaware limited partnership, as a buyer (together with its successors and assigns, a “Joining Buyer”), ATLAS SECCURITIZED PRODUCTS, L.P., a Delaware limited partnership, as a buyer (together with its successors and assigns, a “Joining Buyer”, the Joining Buyers together with the Existing Buyer, the “Buyers” and each, a “Buyer”), FCR DC JV ATLAS SELLER LLC, a Delaware limited liability company (“Seller”), FCR DC JV ATLAS PLEDGOR LLC, a Delaware limited liability company (“Equity Pledgor”), and FORTRESS CREDIT REALTY INCOME TRUST, a Maryland statutory trust (“Guarantor”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Master Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Administrative Agent, Buyers and Seller are parties to that certain Master Repurchase Agreement, dated as of October 11, 2024, as amended by that certain First Amendment to Master Repurchase Agreement, dated as of April 23, 2025 (as so amended, the “Existing Repurchase Agreement” and, as amended by this Amendment, and as hereafter further amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Master Repurchase Agreement”); and

WHEREAS, the parties hereto desire to make certain amendments and modifications to the Existing Repurchase Agreement as further set forth herein.

NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1

JOINDER OF JOINING BUYERS

Each Joining Buyer hereby agrees to all of the provisions of the Program Agreements and accepts all the duties and responsibilities of a Buyer under the Program Agreements, as amended hereby, and agrees to assume the duties and be bound by each of the obligations of a Buyer and is hereby made a party to the Program Agreements. All references to “Buyer” or “Buyers” in the Agreements and the other Program Agreements shall be deemed to include the Joining Buyers.

ARTICLE 2

Amendments to the EXISTING Repurchase Agreement
(a)
Section 2 of the Existing Repurchase Agreement is hereby amended by amending and restating the below defined terms in their entirety as follows:

“Maximum Aggregate Purchase Price” means FOUR HUNDRED FIFTY MILLION DOLLARS ($450,000,000).

“Margin Deficit” means, with respect to any Purchased Asset as of any date of determination, the positive difference (if any) between (i) its then outstanding Purchase Price and (ii) its then current Asset Value.
(b)
The parties hereto hereby acknowledge that all notices to be sent to Administrative Agent or any Buyer under Section 20 of the Repurchase Agreement or any other Program Agreement shall be sent to the notice address below:

Atlas Securitized Products Investments 2, L.P.

151 West 42nd Street, 5th Floor

New York, New York, 10036

Phone Number: [***]

Email: [***]

with copies to:

[***]

and a copy to:

Dechert LLP

Cira Centre

2929 Arch Street

Philadelphia, Pennsylvania 19104

Attention: Gennady A. Gorel

Telephone: [***]

Email: [***]
ARTICLE 3

Representations

Seller represents and warrants to Administrative Agent, as of the date of this Amendment, as follows:

(a)
all representations and warranties made by it in the Program Agreements to which it is a party are true, correct, complete and accurate in all respects as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);
(b)
it is duly authorized to execute and deliver this Amendment and has taken all necessary action to authorize such execution, delivery and performance;
(c)
the person signing this Amendment on its behalf is duly authorized to do so on its behalf;
(d)
the execution, delivery and performance of this Amendment will not violate any Requirement of Law applicable to it or its organizational documents or any agreement by which it is bound or by which any of its assets are affected; and
(e)
this Amendment has been duly executed and delivered by it.
ARTICLE 4

CONDITIONS PRECEDENT

The effectiveness of this Amendment is subject to the delivery to Administrative Agent of the following on the date of this Amendment:

(f)
this Amendment, duly completed and executed by each of the parties hereto;
(g)
that certain Third Amendment to Pricing Side Letter, dated as of the date hereof (the “Pricing Side Letter Amendment”), by and among Administrative Agent, Buyers, FCR DC JV Atlas Pledgor LLC and Fortress Credit Realty Income Trust (“Guarantor”) and that certain Second Amendment to Guaranty, dated as of the date hereof (the “Guaranty Amendment”), by and between Administrative Agent and Guarantor, in each case duly completed and executed by each of the parties thereto; and
(h)
payment by the Seller of amounts set forth in Article 5 below.
ARTICLE 2

EXPENSES

Seller shall pay on demand all of Administrative Agent’s costs and expenses, including fees and expenses of Administrative Agent’s outside counsel, incurred in connection with the preparation, negotiation, execution and consummation of this Amendment, the Pricing Side Letter Amendment and the Guaranty Amendment.

ARTICLE 5

Governing Law

THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF

(OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

ARTICLE 6

Miscellaneous

(a)
Except as expressly amended or modified hereby, the Program Agreements shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed. All references to the Program Agreements shall be deemed to mean the Program Agreements as modified by this Amendment.
(b)
This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in electronic format shall be as effective as delivery of a manually executed original counterpart of this Amendment.
(c)
The headings in this Amendment are for convenience of reference only and shall not affect the interpretation or construction of this Amendment.
(d)
This Amendment may not be amended or otherwise modified, waived or supplemented except as provided in the Master Repurchase Agreement.
(e)
This Amendment contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.
(f)
This Amendment and the Master Repurchase Agreement, as amended hereby, are a single Program Agreement.
ARTICLE 3

EQUITY PLEDGE REAFFIRMATION

Equity Pledgor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Equity Pledge Agreement and acknowledges and agrees that the term “Obligations” as used in the Equity Pledge Agreement shall apply to all of the Obligations of the Seller to the Administrative Agent and the Buyers under the Master Repurchase Agreement and related Program Agreements, as amended hereby.

ARTICLE 4

GUARANTY REAFFIRMATION

Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of the Seller to the Administrative Agent and the Buyers under the Master Repurchase Agreement and related Program Agreements, as amended hereby.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed, as of the date first above written.

ATLAS SECURITIZED PRODUCTS INVESTMENTS 2, L.P., as Administrative Agent and a Buyer

By: AASP Management, LP, its investment manager

By: /s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President and AGM General Counsel, Americas

[Atlas-Fortress II – Second Amendment to Master Repurchase Agreement]

ATLAS SECURITIZED PRODUCTS FUNDING 1, L.P., as a Buyer

By: AASP Management, LP, its investment manager

By: /s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President and AGM General

Counsel Americas

ATLAS SECURITIZED PRODUCTS FUNDING 2, L.P., as a Buyer

By: AASP Management, LP, its investment manager

By: /s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President and AGM General

Counsel Americas

ATLAS SECURITIZED PRODUCTS FUNDING 3, L.P., as a Buyer

By: AASP Management, LP, its investment manager

By: /s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President and AGM General

Counsel Americas

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

[Atlas-Fortress II – Second Amendment to Master Repurchase Agreement]

ATLAS SECCURITIZED PRODUCTS, L.P.,
as a Buyer

By: AASP Management, LP, its investment manager

By: /s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President and AGM General

Counsel Americas

[Atlas-Fortress II – Second Amendment to Master Repurchase Agreement]

FCR DC JV ATLAS SELLER LLC, as Seller

By: /s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

[Atlas-Fortress II – Second Amendment to Master Repurchase Agreement]

FORTRESS CREDIT REALTY INCOME TRUST, as Guarantor

By: /s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

[Atlas-Fortress II – Second Amendment to Master Repurchase Agreement]

FCR DC JV ATLAS PLEDGOR LLC, as Equity Pledgor

By: /s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

[Atlas-Fortress II – Second Amendment to Master Repurchase Agreement]